                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):             November 17, 1999


                               INAMED CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                                   59-0929629
(State of Incorporation or Organization)       (IRS Employer Identification No.)

                                    001-09741
                            (Commission File Number)


5540 Ekwill Street - Suite D, Santa Barbara California                93111-2919
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

          On November 17, 1999, Inamed Corporation (the "Company") offered for sale 2,500,000 shares of its common stock and certain selling stockholders offered for sale 500,000 shares of the Company's common stock pursuant to a Prospectus dated November 17, 1999. A copy of the Prospectus is filed as an exhibit to this Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

          The following exhibits are filed herewith:

Exhibit        Description

99.1 Prospectus dated November 17, 1999, pursuant to which Inamed Corporation offered for sale 2,500,000 shares of its common stock and certain selling stockholders offered for sale 500,000 shares of Inamed Corporation's common stock.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INAMED CORPORATION



                                        By:  /s/ David E. Bamberger
                                             -----------------------------------
                                             Name:      David E. Bamberger
                                             Title:     Sr. Vice President


Date: January 6, 2000

                                  EXHIBIT INDEX


Exhibit 99.1 Prospectus dated November 17, 1999, pursuant to which Inamed Corporation offered for sale 2,500,000 shares of its common stock and certain selling stockholders offered for sale 500,000 shares of Inamed Corporation's common stock.